UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2011

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of Registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-155765-02	13-3854638	Delaware	333-155765	20-0942395	Delaware	333-155765-01	20-0942445
(State or Other	(Commission	(I.R.S.	(State or Other	(Commission File	(I.R.S.	(State or Other	(Commission	(I.R.S.
Jurisdiction of	File Number)	Employer	Jurisdiction of	Number)	Employer	Jurisdiction of	File Number)	Employer
Incorporation		Identification	Incorporation or		Identification	Incorporation or		Identification
or		Number)	Organization)		Number)	Organization)		Number)
Organization)
200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events
     The following information relates to the credit card receivables owned by American Express Credit Account Master Trust and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this report.

The Trust Portfolio

General

The primary assets of the trust are receivables generated from time to time in a portfolio of designated American Express credit cards and Sign & Travel/Extended Payment Option consumer revolving credit accounts or features and, in the future, may include other charge or credit accounts or products.

The accounts in the Trust Portfolio were selected from the Total Portfolio based upon the eligibility criteria specified in the purchase agreements and the pooling and servicing agreement applied with respect to the accounts as of their selection date. Subject only to these criteria and any applicable regulatory guidelines, the account owners have the discretion to select the accounts in the Total Portfolio for addition to the Trust Portfolio. The account owners have in the past considered, and may in the future consider, factors such as product type, tenure of an account and interest rate applicable to an account in determining the accounts to be added to the Trust Portfolio. Set forth below is certain information with respect to the Trust Portfolio.

The Trust Portfolio’s yield, loss, delinquency and payment rate is comprised of segments which may, when taken individually, have yield, loss, delinquency and payment rate characteristics different from those of the overall Trust Portfolio. There can be no assurance that the yield, loss, delinquency and payment rate experience relating to the receivables in the Trust Portfolio in the future will be comparable to the historical experience relating to the receivables in the Trust Portfolio set forth below.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Trust Portfolio for each of the periods shown. The loss and delinquency rates at any time reflect, among other factors, the quality of the Trust Portfolio, the average seasoning of the accounts, the success of the account owners’ collection efforts, the product mix of the Trust Portfolio and general economic conditions.

The following table sets forth the loss experience for the Trust Portfolio for each indicated period. Total gross charge-offs include charge-offs of principal receivables only, and do not include any charge-offs of finance charge and fee receivables or the amount of any reductions in principal receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. If finance charge and fee receivables that have been charged-off were included in total gross charge-offs, total gross charge-offs would be higher as an absolute number and as a percentage of the average principal receivables outstanding during the periods indicated. Recoveries are collections received in respect of charged-off accounts in the Trust Portfolio during the period indicated in the following table. Total recoveries for each indicated period include recoveries of principal, finance charges and certain fees for that period. Under the pooling and servicing agreement, recoveries are treated as collections of finance charge receivables. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Loss Experience of the Trust Portfolio
(Dollars in Thousands)

	Three Months Ended		Year Ended December 31,
	March 31, 2011		2010	2009	2008	2007	2006

Average Principal Receivables Outstanding	$31,892,891		$32,791,758	$35,361,393	$38,988,470	$33,155,166	$27,902,997
Total Gross Charge-Offs	$404,407		$2,264,950	$3,384,328	$2,291,114	$1,245,560	$859,001
Total Recoveries	89,716		329,595	284,778	226,166	240,079	242,870

Total Net Charge-Offs	$314,691		$1,935,355	$3,099,551	$2,064,948	$1,005,482	$616,132

Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	5.07	%(1)	6.91%	9.57%	5.88%	3.76%	3.08%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	1.13	(1)	1.01	0.81	0.58	0.72	0.87

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	3.95	%(1)	5.90%	8.77%	5.30%	3.03%	2.21%

Number of Accounts Experiencing a Loss	81,832		432,178	535,699	395,923	254,594	213,173
Number of Accounts Experiencing a Recovery(2)	252,956		902,173	717,473	658,009	710,699	702,458
Average Net Loss per Account Experiencing a Loss(3)	$3.85		$4.48	$5.79	$5.22	$3.95	$2.89

(1)	This percentage is an annualized figure.

(2)	Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(3)	Calculated as Net Charge-Offs divided by Number of Accounts Experiencing a Loss.

The following tables set forth the delinquency experience for the Trust Portfolio for each indicated period. With respect to the “Average Receivables Delinquent as a Percentage of the Trust Portfolio” table below, the average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. With respect to the “Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio” table below, the average number of delinquent accounts is the average of the month-end delinquent accounts, while the average number of outstanding accounts is the average of total month-end accounts, each for the applicable period. We cannot provide any assurance that the delinquency experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the Trust Portfolio
(Dollars in Thousands)

	Three Months Ended		Year Ended December 31,
	March 31, 2011		2010		2009		2008		2007		2006
		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of
		Average		Average		Average		Average		Average		Average
	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables	Dollar	Receivables
	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding	Amount	Outstanding

Average Receivables Outstanding	$32,507,050	100.00%	$33,867,866	100.00%	$36,734,893	100.00%	$39,983,939	100.00%	$33,928,691	100.00%	$28,641,328	100.00%

Average Receivables Delinquent:
31 to 60 Days	$185,239	0.57%	$261,531	0.77%	$432,451	1.18%	$438,579	1.10%	$311,402	0.92%	$270,392	0.94%
61 to 90 Days	139,471	0.43	205,265	0.61	355,573	0.97	314,939	0.79	186,507	0.55	150,542	0.53
91 to 120 Days	125,471	0.39	182,181	0.54	310,642	0.85	261,765	0.65	149,611	0.44	116,468	0.41
121 to 150 Days	118,003	0.36	167,796	0.50	280,078	0.76	226,196	0.57	127,699	0.38	94,370	0.33
151 Days or More	106,942	0.33	154,486	0.46	255,546	0.70	186,260	0.47	73,958	0.22	40,963	0.14

Total	$675,127	2.08%	$971,259	2.87%	$1,634,290	4.45%	$1,427,739	3.57%	$849,178	2.50%	$672,735	2.35%

Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio

	Three Months Ended		Year Ended December 31,
	March 31, 2011		2010		2009		2008		2007		2006
		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of		Percentage of
	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number	Number of	Total Number
	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts	Accounts	of Accounts

Average Number of Accounts Outstanding	26,458,031	100.00%	27,435,054	100.00%	26,926,262	100.00%	25,196,592	100.00%	23,287,669	100.00%	20,828,126	100.00%

Average Number of Accounts Delinquent
31 to 60 Days	33,505	0.13%	43,591	0.16%	61,022	0.23%	61,645	0.24%	61,159	0.26%	68,552	0.33%
61 to 90 Days	20,953	0.08	29,111	0.11	43,720	0.16	37,060	0.15	29,980	0.13	33,471	0.16
91 to 120 Days	17,911	0.07	25,161	0.09	36,994	0.14	29,073	0.12	22,163	0.10	24,142	0.12
121 to 150 Days	16,843	0.06	23,201	0.08	32,332	0.12	23,821	0.09	17,875	0.08	18,803	0.09
151 Days or More	15,695	0.06	21,665	0.08	28,850	0.11	18,991	0.08	10,929	0.05	10,084	0.05

Total	104,907	0.40%	142,730	0.52%	202,919	0.75%	170,591	0.68%	142,106	0.61%	155,051	0.74%

Revenue Experience

The following table sets forth the revenue experience for the Trust Portfolio from total finance charge and fee collections for each indicated period. Total finance charge and fee collections set forth in the table below include periodic finance charges, cash advance fees, annual membership fees, other fees, discount option yield, Issuer Rate Fees and recoveries on charged-off accounts. Under the pooling and servicing agreement, recoveries on charged-off accounts are treated as collections of finance charge receivables. Starting in the June 2009 Monthly Period, the transferors began transferring receivables to the trust at a discount based on a discount percentage equal to (i) 6.0% during the June 2009 Monthly Period, (ii) 3.0% during the July 2009 Monthly Period, (iii) 2.0% starting in the August 2009 Monthly Period and continuing through the last day of the January 2010 Monthly Period, and (iv) 1.0% starting in the February 2010 Monthly Period and continuing through the last day of the July 2010 Monthly Period, at which time the discount percentage was reduced to 0.0%. Collections of receivables designated as discount option receivables during this period were first received in the July 2009 Monthly Period. There can be no assurance that the revenues for the Trust Portfolio in the future will be similar to the historical experience of the Trust Portfolio set forth below.

Revenue experience from total finance charge and fee collections results from dividing total finance charges and fee collections by the average principal receivables outstanding. The average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period.

Revenue Experience of the Trust Portfolio
(Dollars in Thousands)

	Three Months Ended		Year Ended December 31,
	March 31, 2011		2010	2009	2008	2007	2006

Average Principal Receivables Outstanding	$31,892,891		$32,791,758	$35,361,393	$38,988,470	$33,155,166	$27,902,997
Finance Charge and Fee Collections	$1,662,439		$6,931,398	$6,962,109	$7,772,054	$7,434,173	$6,323,880
Collections of Discount Option Receivables (1)	42,159		1,343,808	974,780	0	0	0
Total Finance Charge and Fee Collections	$1,704,598		$8,275,205	$7,936,889	$7,772,054	$7,434,173	$6,323,880
Total Finance Charge and Fee Collections as a Percentage of Average Principal Receivables Outstanding	21.38	%(2)	25.24%	22.45%	19.93%	22.42%	22.66%

(1)	As described above, starting in the June 2009 Monthly Period and continuing through the last day of the July 2010 Monthly Period, the transferors transferred receivables to the trust at a discount. The trust first received collections of those receivables, designated as discount option receivables, in the July 2009 Monthly Period.

(2)	This percentage is an annualized figure.

The historical revenue figures for the Trust Portfolio shown in the table above include interest on purchases and cash advances and fees collected from holders of the accounts during the applicable month. Revenues from finance charges and fees collected will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by account holders, the percentage of account holders who pay off their balances in full each month and do not incur periodic finance charges on purchases and change in the level of delinquencies on the receivables. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the account owners on the accounts in the Trust Portfolio. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and other factors. None of the servicer, any account owner or any of their respective affiliates has any basis to predict how future changes in the use of the accounts by account holders or in the terms of accounts may affect the revenue for the Trust Portfolio.

Principal Payment Rates

The following table sets forth the highest and lowest account holder monthly principal payment rates for the Trust Portfolio during any month in the period shown and the average account holder monthly principal payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The monthly principal payment rates are calculated as the amount of principal payments from account holders (excluding recoveries on charged-off receivables) as posted to the accounts during the applicable month divided by the aggregate amount of principal receivables outstanding as of the beginning of the applicable month. In addition, as of the three months ended March 31, 2011, and with regard to the prior month’s statements only, 8.66% of the accounts in the Trust Portfolio made the minimum payment under the terms of the related account agreement, and 53.88% of the accounts in the Trust Portfolio had account holders that paid their full balance under the terms of the related account agreement.

Account Holder Monthly Principal Payment Rates of the Trust Portfolio

	Three Months Ended	Year Ended December 31,
	March 31, 2011	2010	2009	2008	2007	2006

Lowest Month	28.21%	25.26%	22.23%	22.33%	23.40%	24.60%
Highest Month	31.42%	29.63%	26.95%	26.07%	26.92%	26.83%
Monthly Average	30.35%	28.40%	24.36%	24.03%	25.02%	25.59%

The Receivables

As of March 31, 2011, the receivables in the accounts included in the Trust Portfolio totaled $32,032,598,196 comprised of $31,449,288,283 of principal receivables and $583,309,913 of finance charge receivables, which finance charge receivables included $21,202,657 of discount option receivables.

The following tables, together with the paragraph under “— Composition by Geographic Distribution,” summarize the Trust Portfolio by various criteria as of March 31, 2011. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any time subsequent to March 31, 2011.

Composition By Account Balance
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Account Balance Range	Accounts	Accounts	Outstanding	Outstanding

Credit Balance	220,638	0.84%	$(35,537,232)	(0.11)%
Zero Balance	16,467,439	62.77	0	0.00
$0.01 to $1,000	4,205,547	16.03	1,565,208,776	4.89
$1,000.01 to $5,000	3,473,670	13.24	8,544,710,945	26.68
$5,000.01 to $10,000	1,068,328	4.07	7,519,616,561	23.47
$10,000.01 or More	799,579	3.05	14,438,599,146	45.07

Total	26,235,201	100.00%	32,032,598,196	100.00%

The average account balance as of March 31, 2011 was $1,221 for all accounts and $3,279 for all accounts other than accounts with a zero balance as of that date.

Composition By Credit Limit
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Credit Limit Range	Accounts	Accounts	Outstanding	Outstanding

Less than $1,000.99(1)	6,080,917	23.18%	$151,021,331	0.47%
$1,001 to $5,000.99	2,981,289	11.36	2,324,500,758	7.26
$5,001 to $10,000.99	3,312,515	12.63	4,212,401,952	13.15
$10,001 to $15,000.99	2,403,013	9.16	4,135,713,644	12.91
$15,001 to $20,000.99	1,669,911	6.37	3,797,675,816	11.86
$20,001 to $25,000.99	1,036,037	3.95	2,918,201,048	9.11
$25,001 or More(2)	983,596	3.75	6,007,879,728	18.76

Total (Credit Card)	18,467,278	70.39%	$23,547,394,277	73.51%

No Pre-Set Spending Limit (Sign & Travel Accounts)	7,767,923	29.61	8,485,203,919	26.49

Grand Total	26,235,201	100.00%	$32,032,598,196	100.00%

(1)	Beginning May 2008, accounts which have been cancelled, and with respect to which credit privileges have been revoked, are included in the “Less than $1,000.99” credit limit range. Prior to May 2008, a cancelled account was included in the credit limit range applicable to such account prior to its cancellation.

(2)	The maximum credit limit generally is $100,000.

Composition by Period of Delinquency
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
Period of Delinquency	Number of	Number of	Receivables	Receivables
(Days Contractually Delinquent)	Accounts	Accounts	Outstanding	Outstanding

Current to 30 days	26,138,390	99.63%	$31,403,322,490	98.04%
31 to 60 Days	30,937	0.12	178,223,205	0.56
61 to 90 Days	19,916	0.08	133,593,100	0.42
91 to 120 Days	15,841	0.06	108,698,913	0.34
121 to 150 Days	15,634	0.06	110,751,474	0.35
151 Days or More	14,483	0.06	98,009,014	0.31

Total	26,235,201	100.00%	$32,032,598,196	100.00%

Composition by Account Age
Trust Portfolio

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Account Age(1)	Accounts	Accounts	Outstanding	Outstanding

Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	0	0.00	0	0.00
18 Months to 23 Months	195,077	0.74	210,816,039	0.66
24 Months to 35 Months	797,274	3.04	789,146,879	2.46
36 Months to 47 Months	1,465,424	5.59	1,598,381,842	4.99
48 Months to 59 Months	2,932,927	11.18	3,229,787,792	10.08
60 Months to 71 Months	3,123,421	11.91	3,694,416,334	11.53
72 Months or More	17,721,078	67.55	22,510,049,310	70.27

Total	26,235,201	100.00%	$32,032,598,196	100.00%

(1)	For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Geographic Distribution
Trust Portfolio

As of March 31, 2011, approximately 16.66%, 10.17%, 8.04%, 6.86% and 5.41% of the receivables related to account holders having billing addresses in California, New York, Florida, Texas and New Jersey, respectively. Not more than 5% of the receivables related to account holders have billing addresses in any other single state.

Composition by Standardized Credit Score
Trust Portfolio

The following table sets forth the composition of the Trust Portfolio as of March 31, 2011 by FICO®* score ranges. To the extent available, FICO scores are obtained at origination and monthly thereafter. A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess consumer credit risk. FICO risk scores rank-order consumers according to the likelihood that their credit obligations will be paid in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

* FICO® is a federally registered servicemark of Fair, Isaac & Company.

FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. The account owners do not use standardized credit scores, such as a FICO score, alone to determine the amount of charges that should be approved on a credit card account. Rather, a FICO score is only one of many factors used by Centurion and FSB, as account owners, to assess an individual’s credit and default risk. In connection with their underwriting and authorization decisions, the account owners use proprietary scoring models, which they generally have found to be more accurate predictors of credit and default risk than any single standardized credit score such as FICO. The use of proprietary models also enables an account owner to extend credit to an account holder with a lower FICO score without changing the account owner’s risk tolerance than would be the case if the account owner relied solely on FICO. The FICO scores presented below should not be used alone as a method of forecasting whether account holders will make payments in accordance with the terms of their accounts. References to “Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, this table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Standardized Credit Score(1)(2)
Trust Portfolio

		Percentage of Total
	Receivables	Receivables
FICO Score Range	Outstanding	Outstanding

Less than 560	$598,541,589	1.87%
560 - 659	3,431,437,577	10.71
660 - 699	4,429,931,755	13.83
700 - 759	11,256,676,449	35.14
760 and above	12,253,213,042	38.25
Refreshed FICO Unavailable	62,797,785	0.20

Total	$32,032,598,196	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

(2)	In May and June of 2010, American Express began using FICO scores based on a new version of the model developed by Fair Isaac Corporation to assess credit scores for the accounts included in the trust portfolio. Although the new version does result in different FICO scores for certain of the accounts in the trust portfolio when compared to the FICO scores from the prior version, the change in the average FICO score for the accounts has been insignificant.

Static Pool Information

The following tables present charge-off, delinquency, payment rate and revenue experience of the Total Portfolio. The Total Portfolio is comprised of American Express credit cards and Sign & Travel/Extended Payment Option consumer revolving credit accounts or features owned by Centurion and FSB. Data is presented in separate increments based on the year of origination of the accounts, each an “Origination Segment.” Data is presented for accounts that were originated in 2001 or thereafter. Data for origination years prior to 2001 is not presented, since such data is not available and could not be obtained without unreasonable effort or expense. As of March 31, 2011, the accounts reflected in the following tables had receivables outstanding that were approximately 72.87% of the total receivables outstanding in the Total Portfolio at such date.

To the extent any information contained in this report is deemed to form a part of any prospectus supplement, the related prospectus or the related registration statement, all static pool information regarding the performance of receivables for periods prior to January 1, 2006 will not form a part of such prospectus supplement, prospectus or registration statement.

As used in the tables, the date of origination is generally either the date the account became effective or was first used. The account aging shows activity through the indicated age of the account (e.g., 0-12 months, 13-24 months), which is referred to in this report as the “performance period.” In the following tables, highlighted data is based on a full 12 months of activity for all accounts in the applicable Origination Segment and, therefore, will not change in future disclosures. The data that is not highlighted will change in future disclosures and, in some cases, will reflect activity in an account for less than 12 full months, depending on when the account is originated and when the data for that disclosure is generated.

For years prior to January 1, 2006, activity in a particular account for a particular month reflects activity that occurred within such account’s monthly billing cycle, resulting in different end dates during a month for which activity is presented, since there are generally multiple monthly billing cycles within a month. For periods after January 1, 2006, activity in all accounts reflects activity in the relevant Monthly Period. As a result of this change, for accounts whose monthly billing cycle end date was prior to December 25, 2005, data will not be presented for those days subsequent to such account’s monthly billing cycle end date and prior to December 25, 2005 which is the first date in the January 2006 Monthly Period.

Because the Trust Portfolio is only a portion of the Total Portfolio, the actual performance of the receivables in the Trust Portfolio may be different from the performance reflected in the tables below. There can be no assurance that the performance of receivables in the future will be similar to the historical experience set forth below.

Gross Charge-Off Rate of the Total Portfolio

As of Date: March 31, 2011

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2011 Origination	0.01%
2010 Origination	0.40%	1.27%
2009 Origination	0.56%	1.40%	2.04%
2008 Origination	1.69%	6.79%	5.68%	5.21%
2007 Origination	1.81%	10.20%	11.08%	7.67%	6.31%
2006 Origination	1.98%	7.28%	12.22%	11.57%	7.60%	6.19%
2005 Origination	2.03%	6.04%	8.10%	12.46%	11.20%	7.40%
2004 Origination	1.24%	4.66%	5.45%	6.28%	9.88%	8.61%
2003 Origination	1.54%	4.02%	4.42%	4.48%	5.84%	8.81%
2002 Origination	2.11%	4.81%	4.85%	4.11%	4.01%	7.15%
2001 Origination	2.39%	5.59%	6.11%	5.49%	4.83%	6.41%

Total gross charge-offs for any Origination Segment include charge-offs of principal, finance charges and certain fees, but do not include the amount of any reductions in principal receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. The gross charge-off rate, which is an annualized percentage, results from dividing total gross charge-offs by the average month-end receivables for each month in the applicable performance period, which is referred to in this report as the “average receivables outstanding.”

Historical data for total gross charge-offs as reported with respect to the Trust Portfolio (i) unlike the calculation of total gross charge-offs above, does not include charge-offs of finance charges or fee receivables and (ii) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Net Charge-Off Rate of the Total Portfolio

As of Date: March 31, 2011

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2011 Origination	0.01%
2010 Origination	0.39%	1.23%
2009 Origination	0.55%	1.32%	1.87%
2008 Origination	1.67%	6.57%	5.24%	4.55%
2007 Origination	1.79%	9.96%	10.43%	6.75%	5.16%
2006 Origination	1.94%	7.03%	11.67%	10.68%	6.49%	4.90%
2005 Origination	1.99%	5.75%	7.56%	11.73%	10.15%	6.14%
2004 Origination	1.21%	4.46%	5.04%	5.74%	9.23%	7.59%
2003 Origination	1.50%	3.83%	4.03%	3.90%	5.23%	7.92%
2002 Origination	2.07%	4.59%	4.40%	3.55%	3.37%	6.39%
2001 Origination	2.36%	5.38%	5.68%	4.86%	4.10%	5.56%

Total net charge-offs for any Origination Segment are an amount equal to total gross charge-offs minus total recoveries. The net charge-off rate, which is an annualized percentage, results from dividing total net charge-offs by the average receivables outstanding.

Historical data for total net charge-offs as reported with respect to the Trust Portfolio in this report is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the tables above.

30 Days+ Delinquency Rate of the Total Portfolio

As of Date: March 31, 2011

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2011 Origination	0.02%
2010 Origination	0.29%	0.47%
2009 Origination	0.37%	0.56%	0.77%
2008 Origination	1.13%	2.69%	2.07%	1.91%
2007 Origination	1.34%	4.40%	4.19%	2.83%	2.23%
2006 Origination	1.44%	3.64%	5.38%	4.60%	2.96%	2.24%
2005 Origination	1.45%	3.03%	4.05%	5.54%	4.46%	2.88%
2004 Origination	0.92%	2.08%	2.59%	3.20%	4.52%	3.46%
2003 Origination	1.10%	2.09%	2.35%	2.47%	3.03%	3.76%
2002 Origination	1.52%	2.48%	2.52%	2.29%	2.30%	3.25%
2001 Origination	1.62%	2.75%	2.96%	2.76%	2.52%	3.00%

The 30 Days+ Delinquency Rate (i.e., accounts 31 days or more delinquent) is the result of dividing the average of the month-end delinquent amounts for each month in the applicable performance period by the average receivables outstanding.

For periods prior to January 1, 2006, the delinquency status of an account (i.e., whether it is delinquent and if so the age of the receivables in the account) and the amounts delinquent, if any, related to such account are based on the status of such account and payments made as of the end of such account’s monthly billing cycle occurring in the relevant Monthly Period. For periods after January 1, 2006, the delinquency status of an account and the amounts delinquent, if any, related to such account will reflect the status of such account and activity in the account at the end of the relevant Monthly Period.

Account Holder Monthly Payment Rate of the Total Portfolio

As of Date: March 31, 2011

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2011 Origination	104.34%
2010 Origination	68.84%	66.01%
2009 Origination	73.42%	67.08%	60.23%
2008 Origination	36.15%	38.13%	39.84%	38.82%
2007 Origination	24.06%	25.69%	27.42%	30.52%	32.20%
2006 Origination	26.29%	26.40%	24.93%	26.95%	30.76%	34.65%
2005 Origination	27.78%	27.35%	25.38%	24.18%	26.40%	30.09%
2004 Origination	27.58%	29.89%	28.46%	27.40%	26.02%	29.63%
2003 Origination	33.56%	32.96%	29.75%	28.42%	27.34%	28.20%
2002 Origination	36.96%	31.81%	30.86%	30.59%	30.30%	29.62%
2001 Origination	31.61%	30.06%	29.37%	30.90%	30.29%	28.62%

The monthly payment rate results from dividing total collections received (excluding recoveries on charged-off receivables) during each month by that month’s opening total receivables balance.

Historical data for the monthly principal payment rate as reported with respect to the Trust Portfolio (i) unlike the calculation of monthly payment rate above includes collections of principal receivables only and (ii) is calculated using that month’s opening principal receivables balance. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Revenue Experience of the Total Portfolio

As of Date: March 31, 2011

	0-12	13-24	25-36	37-48	49-60	>=61
Origination Year	Months	Months	Months	Months	Months	Months

2011 Origination	14.60%
2010 Origination	18.85%	33.84%
2009 Origination	22.69%	25.84%	26.46%
2008 Origination	16.78%	20.79%	19.97%	21.80%
2007 Origination	14.15%	19.57%	19.28%	18.69%	19.84%
2006 Origination	14.97%	21.43%	20.37%	19.34%	18.74%	19.65%
2005 Origination	15.70%	22.21%	22.14%	20.12%	19.17%	18.67%
2004 Origination	13.39%	20.30%	21.91%	21.43%	19.85%	18.72%
2003 Origination	15.62%	19.89%	21.39%	21.96%	21.34%	19.14%
2002 Origination	18.80%	19.55%	20.23%	21.96%	22.91%	20.29%
2001 Origination	18.86%	19.96%	18.72%	19.83%	21.68%	20.65%

The percentages set forth above, which are annualized percentages, result from dividing total finance charges and fees billed by the average receivables outstanding. Total finance charges and fees billed include periodic finance charges, cash advance fees, annual membership fees, other fees and Issuer Rate Fees.

Historical data for revenue experience as reported with respect to the Trust Portfolio (i) unlike the calculation of total finance charges and fees billed above which is based on the related amounts posted to accounts, is calculated based on the related amounts collected on the accounts including recoveries, (ii) is calculated using discount option yield for periods from and including the June 2009 Monthly Period, (iii) is calculated using Issuer Rate Fees and (iv) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented in this report and the static pool data presented in the table above.

Glossary of Terms
     “Centurion” means American Express Centurion Bank, a Utah bank.
     “FSB” means American Express Bank, FSB, a federal savings bank.
     “Issuer Rate Fees” means certain fees collected by the American Express network, in connection with account holder charges for merchandise and services, that are received by Centurion and FSB, in their capacities as issuers of American Express cards.
     “Monthly Period” means the period beginning at the opening of business on the day following the last day of the twenty-first billing cycle of the second preceding calendar month and ending at the close of business on the last day of the twenty-first billing cycle of the immediately following month. The last day of each twenty-first monthly billing cycle generally occurs between the twenty-third (23rd) day and the twenty-seventh (27th) day of each month. Therefore, the number of days in a monthly period generally may vary from a calendar month by up to four days.
     “Origination Segment” has the meaning described in “Static Pool Information” in this report.
     “Total Portfolio” is the revolving credit account portfolio of consumer American Express credit card accounts and Sign & Travel accounts owned by Centurion and FSB and in the future may include other charge or credit accounts or products owned by Centurion, FSB or other account owners, including revolving credit features of the charge card accounts.
     “Trust Portfolio” means certain accounts selected from the Total Portfolio and designated for the trust based on the eligibility criteria specified in the purchase agreements and the pooling and servicing agreement.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee

Name: Title:	Anderson Y. Lee President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson

Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts

Name:	Denise D. Roberts
Title:	President